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                                                                          3/1/01

                         HIGH SPEED NET SOLUTIONS, INC.

                             VOTING TRUST AGREEMENT


         THIS VOTING TRUST AGREEMENT (the "Agreement") is made and entered into as of the 16th day of February, 2001, among Dr. Bjorn Jawerth ("Stockholder"), High Speed Net Solutions, Inc., a Florida corporation, together with any of its majority-owned subsidiaries (the "Company"), and Stuart Diamond (the "Trustee").

                              BACKGROUND STATEMENT

         The Stockholder is the owner and holder of the number of shares of the Company (the "Shares") set forth opposite his name and signature below. The Asset Purchase Agreement, as amended, dated as of October 30, 2000 (the "Purchase Agreement") requires the Stockholder to execute and deliver this Agreement as a condition to the issuance of Share Purchase Price under the Purchase Agreement. The Company, the Stockholder and other stockholders desire to provide for orderly governance of the Company.

         The term "Shares" in this Agreement shall mean shares of the Company beneficially owned shares or owned and currently held shares or any shares acquired by Stockholder in the future, except that any shares removed from the coverage of this Agreement through the provisions of Section 4(b) or 4(c) shall not be included. The term "beneficial" or "beneficially" or "beneficial owner" shall have the meaning given in Exhibit A to this Agreement.

                             STATEMENT OF AGREEMENT

         1. NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained and the transactions contemplated hereby and thereby, the parties hereby covenant and agree as follows:

         2. Transfer. Stockholder hereby assigns to the Trustee the Shares, to be held by the Trustee under the terms and conditions of this Agreement. Stockholder hereby authorizes and directs the Company to transfer the Shares to the Trustee on the books of the Company. The Company will issue to the Trustee, as trustee, a new certificate representing the Shares and the parties hereby agree to execute and deliver such documents as the Company may reasonably request to effectuate such transaction. The parties hereto acknowledge that the voting trust hereby created shall apply during its term to all securities of the Company (or any successor company) received by Stockholder (or any transferee of the Shares), whether by dividend, stock split, merger, share exchange, liquidation or otherwise. The parties further agree that any cash or other property (other than securities



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of the Company or successor company) received in any such exchange or otherwise for the Shares shall be distributed by the Trustee to Stockholder as appropriate.

         3. Voting Trust Certificates. The Trustee will issue to Stockholder a Voting Trust Certificate evidencing his beneficial ownership of the Shares held by the Trustee.

         4. Transfer of Voting Trust Certificates.

            (a) Except as provided in Section 4(b) and 4(c) below, Stockholder may not transfer his Voting Trust Certificates, his interest in the voting trust hereby created, or the Shares, without the prior written consent of the Trustee. Consent to transfer of Voting Trust Certificates shall not be withheld if the proposed transferee executes and delivers to the Trustee agreements in form and substance reasonably acceptable to the Trustee, whereby the proposed transferee agrees to be bound by this Agreement. To the extent permitted hereunder, any such transfer of Voting Trust Certificates and any subsequent transfers shall be made only on the books of the Trustee by the record holder thereof or by his legal representative, who shall furnish the Trustee with proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Trustee, and on surrender for cancellation of the Voting Trust Certificate.

            (b) Each month commencing on the first month anniversary of this Agreement, one twelfth (1/12) of the Shares subject to this Agreement shall be released from the provisions of this Agreement until all Shares are no longer subject to this Agreement. Upon release of all of the Shares from this Agreement, this Agreement shall automatically terminate. All Shares released shall continue to be subject to the limitations of the Purchase Agreement regarding public sale.

            (c) Nothing in this Agreement shall prevent Stockholder from making a sale of Shares to a bona fide third party transferee, other than a relative, agent or affiliate of Stockholder, such that Stockholder will cease to be the beneficial owner of the Shares after the sale. Shares sold pursuant to this Section 4(c) shall be released from this Agreement.

         5. Term. This Agreement will terminate on the first of (a) mutual agreement of the Company and Stockholder, or (b) the termination of this Agreement pursuant to Section 4(b) above.

         6. Rights and Duties of Trustee. The Trustee will have full power to vote, consent, and otherwise exercise all the voting rights in respect of the Shares held by it hereunder as the Trustee, and the Trustee shall vote the Shares as directed by a majority of the Board of Directors of the Company. The Trustee will not be liable for any act or failure

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to act arising hereunder. Trustee hereby agrees to vote the Shares as determined by Trustee without consultation with or direction from Stockholder.

         7. Dividends. The holders of the Voting Trust Certificates will be entitled to receive any dividends (other than dividends of securities of the Company or any successor company) paid on the shares represented by their Voting Trust Certificates. The Trustee shall direct the Company to make payment or delivery of any such dividends directly to the holders of the Voting Trust Certificates.

         8. Securities Dividends. If the Company pays a dividend by delivery to the Trustee of securities of the Company or any successor company, the Trustee shall retain and hold any such securities as Trustee pursuant to the terms of this Agreement and will deliver to the holders of the Voting Trust Certificates additional Voting Trust Certificates representing such securities.

         9. Successor Trustee. The Trustee may not be removed for any reason. The Trustee may resign at any time by written notice to the registered holders of Voting Trust Certificates. The Trustee may give any person or entity a proxy to vote the Shares, which proxy shall terminate not later than termination of this Agreement. Any such proxy must be in writing signed by the Trustee. Upon the resignation, death or disability of the Trustee, the Company may select a successor Trustee by action of its Board of Directors. The Trustee and his successors as Trustee may act as Trustees hereunder whether or not they are also stockholders of the Company, officers or directors of the Company, or holders of Voting Trust Certificates hereunder. Except as set forth in this Section 9, Stockholder may not assign his right under this Agreement to any other party without the prior written consent of all parties hereto. The Company may assign its rights under this Agreement to any majority owned subsidiary.

         10. Notices. Any and all notices, requests, demands or other communications provided for hereunder shall be given in writing and shall be deemed to have been given (a) when received, if delivered in person, (b) one business day after deposit with an overnight delivery service, addressed as set forth on the signature page hereof, or (c) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, addressed as set forth on the signature page hereof.

         11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective devisees, legatees, heirs, successors, administrators, executors, personal representatives, and assigns.

         12. Governing Law. This Agreement shall be subject to and governed by the laws of the State of Florida.


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         13. Prior Agreements. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and all other prior Agreements are terminated.

         14. Amendment. This Agreement may not be amended except with the written approval of all parties.

         15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.


                    [Signatures appear on the following page]



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         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                    COMPANY:

                                    HIGH SPEED NET SOLUTIONS, INC.

                                    By: /s/ Andrew Fox
                                       ----------------------------------------
                                            Name:  Andrew Fox
                                                 ------------------------------

                                            Title:  President and CEO
                                                  -----------------------------

                                    Address:

                                            434 Fayetteville St. Mall
                                            -----------------------------------

                                            Suite 2120
                                            -----------------------------------

                                            Raleigh, NC 27601
                                            -----------------------------------

                                    TRUSTEE:

                                            /s/ Stuart Diamond
                                            -----------------------------------
                                                Stuart Diamond


                                    STOCKHOLDER:

                                            /s/ Bjorn Jawerth
                                            -----------------------------------
                                                Dr. Bjorn Jawerth

                                            Number of Shares:
                                            Class of Shares:  Common Stock

                                            Address:

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


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                                    EXHIBIT A

         The term "beneficially," when used in connection with the ownership of securities, means (a) any interest in a security which entitles you to any of the rights or benefits of ownership even though you may not be the owner of record or (b) securities owned by you directly or indirectly, including those held by you for your own benefit (regardless of how registered) and securities held by others for your benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a member (whether a general or limited partner), securities held by a personal holding company of which you are a stockholder, etc., and securities held in the name of your spouse or any other member of your immediate family.

         A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

                  (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

                  (2) investment power which includes the power to dispose, or to direct the disposition, of such security.

         In addition, you will be deemed to be the beneficial owner of any security for which you have the right to acquire the voting or investment power within 60 days, including any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or other similar arrangement.

         Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, shall be deemed for purposes of such sections to be the beneficial owner of such security.



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